Financial Expenses	12 Months Ended
Dec. 31, 2022
Financial Expenses
Financial Expenses

Note 12 Financial Expenses

	Year Ended December 31,
	2022	2021	2020
Interest on lease liabilities	(1,604)	(590)	(388)
Other interest expenses under the effective interest method	(31,191)	(6,518)	(5)
Exchange rate differences	—	—	(53,267)
Changes in FX options measured at fair value	—	—	(3,318)
Other financial expenses	(4,874)	(2,145)	—
Total	(37,669)	(9,253)	(56,978)